Selling, General and Administrative Expenses (Details) - Schedule of selling, general and administrative expenses - Selling, general and administrative expense [member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Selling, General and Administrative Expenses (Details) - Schedule of selling, general and administrative expenses [Line Items]
Payroll and related	$ 4,009	$ 2,485		$ 2,947
Professional services	2,324	1,614		2,007
Expected credit loss	723	296	[1]	295	[1]
Convertible debenture transaction costs	704
Shares listing costs	608
Contingent liabilities	509
Depreciation and amortization	443	3,558		1,913
Insurance	396	161
Share based compensation	378	2,978		1,006
Rent and office maintenance	314	321		379
Travel expenses	272	102		595
Others	411	137		862
Total	$ 11,091	$ 11,652		$ 10,004

[1]	Reclassified